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J.P. MORGAN FUNDS

Supplement effective April 6, 2001 to the following Prospectus:

J.P. Morgan Money Market Funds, dated March 1, 2001

The last sentence of the paragraph under the heading "Timing of orders" on page 11, is hereby deleted in its entirety and replaced with the following:

The Funds have the right to suspend redemption of shares as permitted by law. The Prime Money Market Fund has the right to postpone payment of redemption proceeds for up to one day. The Federal and Tax Exempt Money Market Funds have the right to postpone payment of redemption proceeds for up to seven days.


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J.P. MORGAN FUNDS

Supplement effective April 6, 2001, to the following Statement of Additional
Information:

J.P. Morgan Prime Money Market Fund
J.P. Morgan Federal Money Market Fund, dated March 1, 2001

The last under the sub-heading "Redemption of Shares, Further Redemption Information" on page 20, is hereby deleted in its entirety and replaced with the following:

The Trust, on behalf of a Fund, and the Portfolios reserve the right to postpone the date of payment upon redemption for up to one day for the Prime Money Market Fund and for up to seven days and for the Federal Money Market Fund or suspend the right of redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.